                                                                   Exhibit 10.35


      WAIVER, dated as of July 23, 2004 (this "Waiver"), to the Credit Agreement dated as of November 17, 2003 (as amended, restated, modified or otherwise supplemented, from time to time, the "Credit Agreement") by and among SYMBOL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), FLEET NATIONAL BANK, a Bank of America Company, as Administrative Agent and a Lender, BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as Co-Documentation Agent and a Lender, and JPMORGAN CHASE BANK, as Co-Documentation Agent and a Lender, and the other lenders from time to time party thereto.

                                    RECITALS

      WHEREAS, the Company has informed the Lenders that it is considering entering into a transaction (the "Proposed Transaction") substantially on terms and conditions described in that certain draft dated July 20, 2004 of the Agreement and Plan of Merger among the Company, [Aspen] Acquisition Corporation and [Aspen], Inc. (the "Merger Agreement") and attached hereto as Exhibit A, which would require a waiver of the provisions of Section 7.12 of the Credit Agreement and such other provisions as may be applicable to the terms and conditions of such Merger Agreement; and

      WHEREAS, the Company has informed the Lenders that it may enter into a bridge financing facility, as further described in that certain draft "Summary of Principal Terms and Conditions" dated July 21, 2004 and attached hereto as Exhibit B (the "Summary"), to finance the Proposed Transaction (the "Bridge Facility") which would require a waiver of Sections 7.01 and 7.03 of the Credit Agreement and such other provisions of the Credit Agreement as may be applicable to the terms and conditions of such Bridge Facility;

      WHEREAS, the Company has requested the Lenders to waive the compliance by the Company with Sections 7.01, 7.03, 7.12 and other provisions of the Credit Agreement to the extent necessary to permit the Company to proceed with the Proposed Transaction and the Bridge Facility, respectively, and the Administrative Agent and the Required Lenders are willing to grant the requested waivers, subject to the terms and conditions hereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.    WAIVERS.

      (a) The Administrative Agent and the Required Lenders hereby waive compliance with the provisions of Section 7.01 and Section 7.03 and the other applicable provisions of the Credit Agreement to the extent necessary to permit the Company to close the Bridge Facility, provided that (i) the aggregate principal balance of the indebtedness incurred by the Company and/or any of its affiliates thereunder does not exceed $250,000,000, (ii) such indebtedness is unsecured indebtedness, (iii) any guarantor of the obligations of the Company under the Bridge Facility shall also be a Guarantor under the Credit Agreement,
(iv) no Default or Event of Default exists at the time the Bridge Facility is closed or would result therefrom and (v) the Bridge Facility is closed substantially in compliance with the terms of the Summary.
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      (b)   The Administrative Agent and the Required Lenders hereby waive compliance with Section 7.12 and the other applicable provisions of the Credit Agreement to the extent necessary to permit the Company to proceed with the Proposed Transaction, provided that the Proposed Transaction is made substantially in accordance with the terms of the Merger Agreement.

      (c) The waivers provided above shall remain in effect until September 15, 2004 (the "Termination Date") and, thereafter, shall be of no further force or effect, unless the Lenders shall otherwise agree to extend such Termination Date in their sole and absolute discretion. For the avoidance of doubt, upon expiration of the waiver, if the Company shall have closed the Proposed Transaction or the Bridge Facility and shall not have agreed to an Amendment to the Credit Agreement, the Company shall be in default of its obligations under Sections 7.01, 7.03 and 7.12 of the Credit Agreement and such other Sections of the Credit Agreement that may be applicable to the Proposed Transaction and the Bridge Facility. The Lenders and the Company agree to take such steps as may be reasonably required in order to effectuate such Amendment by September 15, 2004.

2. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Lenders and the Administrative Agent as follows:

      (a) After giving effect to this Waiver (i) each of the representations and warranties set forth in Article IV of the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Waiver except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof or shall result from after giving effect to this Waiver.

      (b) The Company has the power to execute, deliver and perform this Waiver and each of the other agreements, instruments and documents to be executed by it in connection with this Waiver. No registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Waiver and the other agreements, instruments and documents executed in connection with this Waiver by the Company, other than registration, consents and approvals received prior to the date hereof and disclosed to the Lenders and which are in full force and effect.

      (c) The execution, delivery and performance by the Company of this Waiver and each of the other agreements, instruments, and documents to be executed by it in connection with this Waiver, and the execution and delivery by each of the Guarantors of the Consent to this Waiver, (i) have been duly authorized by all requisite corporate action, (ii) will not violate (A) any provision of law applicable to the Company or any Guarantor, any rule or regulation of any Governmental Authority applicable to the Company or any Guarantor or (B) the certificate of incorporation, by-laws, or other organizational documents, as applicable, of the Company or of any Guarantor or
(C) any order of any court or other Governmental Authority binding on the Company or any Guarantor or any indenture, agreement or other instrument to which the Company or any Guarantor is a party, or by which the Company or any Guarantor or any of their


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
respective properties are bound, and (iii) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any Lien, of any nature whatsoever upon any of the property or assets of the Company or any Guarantor other than as contemplated by the Credit Agreement, except for any such violation, conflict, breach or default or Lien provided in clauses (ii)(A), (ii)(B) or (ii)(C) which could not, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (d) This Waiver and each of the other agreements, instruments and documents executed in connection with this Waiver to which the Company or the Guarantors are a party have been duly executed and delivered by the Company and each Guarantor, as the case may be, and constitutes a legal, valid and binding obligation of the Company and each Guarantor enforceable, as the case may be, in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

3.    MISCELLANEOUS.

      Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

      Except as expressly amended and waived hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

      The waiver herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication a waiver of any other provision of Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred under the Credit Agreement.

      This Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Waiver. This Waiver shall become effective when (i) duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Administrative Agent and (ii) the Company shall have paid to the Administrative Agent a waiver fee of $15,000, to be shared equally by the Lenders.

      THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]



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
      IN WITNESS WHEREOF, the Company and the Administrative Agent, as authorized on behalf of the Required Lenders, have signed and delivered this Waiver as of the date first written above.


                                SYMBOL TECHNOLOGIES, INC.


                                By: S/ Cary G. Schmiedel
                                    ---------------------------------
                                Name: Cary G. Schmiedel
                                Title:   Vice President and Treasurer


                                FLEET NATIONAL BANK, A BANK OF AMERICA COMPANY, AS ADMINISTRATIVE AGENT


                                By: S/Christopher Mendelsohn
                                    ---------------------------
                                Name:  Christopher Mendelsohn
                                Title:    Senior Vice President



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
                                     CONSENT

      Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under a Guaranty dated as of November 17, 2003 hereby consents to and acknowledges the terms of the Waiver to which this consent is attached and confirms that its Guaranty is in full force and effect and reaffirms its continuing liability under its Guaranty in respect of the Credit Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantor).


                                TELXON CORPORATION


                                By: S/ Cary G. Schmiedel
                                    --------------------
                                Name: Cary G. Schmiedel
                                Title: Vice President


                                @POS.COM, INC.


                                By: S/ James Poretto
                                    ----------------------
                                Name: James Poretto
                                Title: Vice President, Tax


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